Exhibit 99.1

September 12th, 2024

Dear Colleague;

Today marks another milestone for our company. This morning, we announced an agreement to be acquired by Tadano Ltd. of Japan, who currently owns approximately 14.5% of our stock. Subject to customary regulatory and shareholder approvals associated with transactions of this kind, we expect to complete the acquisition early in the 1st quarter of 2025. At close, Manitex International and its affiliated companies would become wholly-owned subsidiaries of Tadano, Ltd. The details of the transaction may be read in the investor relations section of our website; https://www.manitexinternational.com/press-releases/.

Our relationship with Tadano originated in 2018, when a minority investment was made in Manitex International. Tadano has since been a supportive investor and active member of our company’s board. We have long believed that more pro-active work with Tadano would promote growth and improved value. The merger seeks to make this belief a reality.

Tadano, Ltd. is a world class manufacturer. With over 100 years history, Tadano has built a leading reputation in the market and is highly respected in our industry. Our products are complementary with very little competitive overlay. Such a merger will allow us to continue with our initiatives, while working closely to realize synergies in technologies, process, quality, cost reduction and customer focus.

Tadano has been expanding internationally with recent success in European investments as well as an expanded presence in the Americas. Their corporate philosophy aligns well with the values we hold dear. Tadano is an innovator, taking pride in quality and excellence (Creation). They are a customer-focused company, remaining accountable for mutual success (Contribution). Lastly, Tadano is committed to ensuring productive teamwork (Cooperation).
I am proud of the work we have completed since 2022. Our strategy, Elevating Excellence has produced the right results. Manitex, however, remains a small company and we believe this is the best decision for our employees, customers and investors. Our Board of Directors and I believe this is the right decision and the right time to combine efforts with Tadano.

Announcements such as these will prompt many questions. What we announced today is just the first positive step. In the coming months, we will have more details for you. Our focus and commitment, however, won’t change. You can expect business as usual, with a focus on our customers, your team and our current initiatives. Tadano is a supporter of our strategy and wants to see us attain our short and long term goals.

Sincerely,

Michael Coffey

CEO – Manitex International

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No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Manitex International, Inc. (“Manitex” or the “Company”) or the solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information Regarding the Merger and Where to Find It

This communication relates to the proposed merger involving Manitex, Tadano Ltd. (“Tadano”) and Lift SPC Inc., a wholly owned subsidiary of Tadano (“Merger Sub”), whereby Merger Sub shall be merged with and into Manitex (the “proposed merger”), with Manitex as the surviving corporation. The proposed merger will be submitted to the shareholders of Manitex for their consideration at a special meeting of the shareholders. In connection therewith, Manitex intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to Manitex’s shareholders when it becomes available, together with a proxy card, and a transaction statement on Schedule 13e-3 that will be filed jointly with Tadano. Manitex and Tadano may also file other relevant documents with the SEC regarding the proposed merger. INVESTORS AND SHAREHOLDERS ARE URGED, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, TO READ THE DEFINITIVE PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto, the Schedule 13e-3 filing and other documents containing important information about Manitex, Tadano and the proposed merger, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the documents filed with the SEC can also be obtained on Manitex’s website at www.manitexinternational.com or by contacting Manitex’s Corporate Secretary at (708) 237-2052 or InvestorCom LLC, Manitex’s proxy solicitor, at (877) 972-0090 or proxy@investor-com.com.

This communication may be deemed to be solicitation material in respect of the proposed merger contemplated by the Agreement and Plan of Merger, by and among Tadano, Merger Sub and Manitex, dated as of September 12, 2024 (the “Merger Agreement”).

Certain Information Regarding Participants in the Solicitation

Manitex, Tadano and certain of their directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Manitex’s directors and executive officers is contained in Manitex’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of shareholders, filed with the SEC on April 29, 2024, the proxy statement supplement, which was filed with the SEC on June 18, 2024, and Manitex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement, Schedule 13e-3 and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, as well as statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger, may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates, expectations and assumptions and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the Merger Agreement by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals in a timely manner or at all or that such approvals may be subject to conditions that are not anticipated, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger, (vi) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed merger, (vii) the risk that the proposed merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, shareholders and other business partners and on its operating results and business generally, (viii) the risk that the Company’s business and/or Tadano’s business will be adversely impacted during the pendency of the acquisition, (ix) risks related to financial community and rating agency perceptions of the Company or Tadano or their respective businesses, operations, financial condition and the industry in which they operate, (x) risks related to disruption of management attention from ongoing business operations due to the proposed merger, (xi) risks related to the potential impact of general economic, political and market factors on the Company, Tadano or the proposed merger and (xii) expected cost savings, synergies and other financial benefits from the proposed merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024; Quarterly Reports on Form 10-Q for the quarters ended March 31,

2024, filed on May 2, 2024, and June 30, 2024, filed on August 7, 2024; and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.manitexinternational.com/sec-filing/. Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law.